Exhibit 99.1

HL Acquisitions Corp Announces Date of Annual General Meeting of Shareholders to Vote on Business Combination with Fusion Fuel Green plc

NEW YORK, NY, Nov. 12, 2020 (GLOBE NEWSWIRE) -- HL Acquisitions Corp. (Nasdaq: HCCH) ("HL" or the “Company”) announced today that it has scheduled its annual general meeting of its shareholders (the "Meeting") to vote on the proposed business combination with Fusion Fuel Green plc ("Fusion Fuel"), for 10:00 a.m., Eastern Time, on December 4, 2020. In connection with the Meeting, HL filed its definitive proxy statement for the Meeting with the Securities and Exchange Commission and has commenced mailing proxy materials to its shareholders of record as of November 4, 2020, the record date for the Meeting.

Jeffrey Schwarz, CEO of HL, commented: “We are very pleased to finally be able to schedule the shareholder meeting to vote on the proposed business combination with Fusion Fuel. I want to thank our shareholders for their support and patience through this process, and also to remind them that their vote is important no matter how many shares they own. We look forward to closing the proposed business combination as soon as practicable following the Meeting.”

You are encouraged to submit your vote as soon as possible to ensure it is represented at the Meeting. If you hold your shares in an account at a brokerage firm, bank or other similar agent, you may vote prior to the Meeting by using your voting control number and instructions provided by your brokerage firm, bank or other similar agent. If you are a shareholder of record, you may also vote prior to the Meeting by signing, dating and mailing your proxy card in the return envelope provided with your proxy material.

If you have any questions relating to the Meeting, voting your shares, or need to request additional proxy materials, you may call our proxy solicitor Advantage Proxy toll-free at 1-877-870-8565 or collect at 1-206-870-8565 or by email to ksmith@advantageproxy.com.

Additional Information and Where to Find It

HL and Fusion Fuel each filed a definitive proxy statement/prospectus with the SEC on November 10, 2020, and other relevant documents with the SEC. HL has commenced mailing the definitive proxy statement/prospectus to HL shareholders of record as of November 4, 2020. INVESTORS AND SECURITY HOLDERS OF HL ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about HL, Fusion Fuel and Fusion Welcome – Fuel, S.A., through the website maintained by the SEC at http://www.sec.gov.

No Offer or Solicitation

This communication shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward looking statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside HL’s or Fusion Fuel’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statement, including, among other things, the number of HL shareholders voting against the business combination proposals and/or seeking conversion, the occurrence of any event, change or other circumstances that could give rise to the termination of that certain Amended and Restated Business Combination Agreement, dated as of August 25, 2020, by and between HL, Fusion Fuel, Fusion Welcome – Fuel, S.A. and the other parties thereto, the ability to maintain the listing of Fusion Fuel’s securities on Nasdaq or another national securities exchange following the business combination, changes adversely affecting the businesses in which Fusion Fuel is engaged, management of growth, general economic conditions, including changes in the credit, debit, securities, financial or capital markets, the impact of COVID-19 or other adverse public health developments on Fusion Fuel’s business and operations, and the other risks and uncertainties set forth in the definitive proxy statement/prospectus filed by each of HL and Fusion Fuel on November 10, 2020. You are cautioned not to place undue reliance on these forward-looking statement, which speak only as of the date of this press release.

Contact:

Jeffrey E. Schwarz

Chief Executive Officer

HL Acquisitions Corp.

(212) 486-8100